                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ Warren L. Batts
                                            ------------------------------------
                                            WARREN L. BATTS

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ Robert M. Devlin
                                            ------------------------------------
                                            ROBERT M. DEVLIN

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ Clifford J. Grum
                                            ------------------------------------
                                            CLIFFORD J. GRUM

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of March, 2001.

                                            /s/ Linda A. Hill
                                            ------------------------------------
                                            LINDA A. HILL

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ John D. Ong
                                            ------------------------------------
                                            JOHN D. ONG

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ Sir Ralph H. Robins
                                            ------------------------------------
                                            SIR RALPH H. ROBINS

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ H. Lee Scott
                                            ------------------------------------
                                            H. LEE SCOTT

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ Dan F. Smith
                                            ------------------------------------
                                            DAN F. SMITH

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 13th day of February, 2001.

                                            /s/ James R. Wilson
                                            ------------------------------------
                                            JAMES R. WILSON

                                POWER OF ATTORNEY

                             COOPER INDUSTRIES, INC.

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Cooper Industries, Inc. (hereinafter referred to as the "Company"), does hereby constitute and appoint DIANE K. SCHUMACHER and TERRANCE V. HELZ, respectively, and each of them, with full power and substitution, his true and lawful attorneys and agents (each with authority to act alone), to do any and all acts and things and to execute any and all instruments which said attorneys and agents or any of them may deem necessary or advisable to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the said Securities Act of Common Stock of the Company, par value $5.00 per share (the "Stock"), and such other securities as are issued or to be issued by the Company pursuant to the Company's Amended and Restated Stock Incentive Plan, the Company's Second Amended and Restated Management Annual Incentive Plan or the Company's Amended and Restated Directors' Stock Plan; including specifically, but without limiting the generality of the foregoing, the power and authority to sign for and on behalf of the undersigned the name of the undersigned as director of the Company to one or more Registration Statements on Form S-8, as the case may be, or to any amendments thereto (including any post-effective amendments) filed with the Securities and Exchange Commission with respect to the Stock, and to any instrument or document filed as part of, as an exhibit to, or in connection with said Registration Statements or amendments; and the undersigned does hereby ratify and confirm as his own act and deed all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has subscribed these presents, this 8th day of March, 2001.

                                            /s/ Gerald B. Smith
                                            ------------------------------------
                                            GERALD B. SMITH